Exhibit 99.1

NEWS RELEASE

Skyline Corporation

2520 By-Pass Road

P.O. Box 743

Elkhart, Indiana 46515-0743

(574) 294-6521

Subject: DIVIDEND DECLARATION	Approved by: JON S. PILARSKI

ELKHART, INDIANA —- MAY 15, 2018

SKYLINE DECLARES SPECIAL COMPANY DIVIDEND IN CONNECTION WITH

EXCHANGE TRANSACTION

Skyline Corporation (NYSE American: SKY) (“Skyline”) announced today that its Board of Directors has declared a special cash dividend of $0.62381 per share of Skyline’s common stock. The special dividend is being declared in connection with the previously announced Share Contribution & Exchange Agreement dated January 5, 2018 with Champion Enterprises Holdings, LLC (the “Exchange Agreement”) and the transactions contemplated by the Exchange Agreement (the “Exchange”). The special cash dividend will be paid on May 31, 2018 to Skyline’s shareholders of record at the close of business on May 25, 2018. The special dividend will not be paid if the conditions to the closing of the Exchange that could have been satisfied prior to the payment date, including the approval by Skyline’s shareholders of the matters to be considered at the May 29 special shareholders meeting, are not satisfied.

About Skyline Corporation

Skyline Corporation and its consolidated subsidiaries design, produce, and market manufactured housing, modular housing, and park models to independent dealers, developers, campgrounds, and manufactured housing communities located throughout the United States and Canada. The company has eight manufacturing facilities in seven states. Skyline Corporation was originally incorporated in Indiana in 1959, as successor to a business founded in 1951, and is one of the largest producers of manufactured and modular housing in the United States. For more information, visit http://www.skylinecorp.com.

About Champion Enterprises Holdings, LLC

Champion Enterprises Holdings, LLC was formed in 2010 as the parent company of Champion Home Builders, Inc. which was founded in 1953. Champion Home Builders specializes in a wide variety of manufactured and modular homes, park-model RVs and modular buildings for the multi-family, hospitality, senior and workforce housing sectors. The company operates 28 manufacturing facilities throughout North America. Additionally, Champion operates a factory-direct retail business, Titan Factory Direct, with 21 retail locations spanning the southern U.S., and Star Fleet Trucking, providing transportation services to the manufactured housing industry from 10 dispatch

NEWS RELEASE

Skyline Corporation

2520 By-Pass Road

P.O. Box 743

Elkhart, Indiana 46515-0743

(574) 294-6521

Subject: DIVIDEND DECLARATION	Approved by: JON S. PILARSKI

locations across the United States. Champion is majority owned by funds affiliated with Bain Capital Credit (https://www.baincapitalcredit.com), Centerbridge Partners, L.P. (https://www.centerbridge.com), and MAK Capital. For more information, visit https://www.championhomes.com.

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended. Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Exchange. Generally, the words “believe,” “expect,” “intend,” “estimate,” “project,” “will,” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates, or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. Skyline cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Skyline may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause Skyline’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include, but are not limited to: potential failure to obtain Skyline shareholder approval of the Exchange-related proposals; potential failure to satisfy conditions to the consummation of the Exchange on the proposed terms and within the proposed timeframes; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Skyline’s operations or earnings; changes in laws, regulations, or accounting principles generally accepted in the United States; the effect of the recently enacted Tax Cuts and Jobs Act on Skyline and its subsidiaries; Skyline’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the specific regions in which Skyline has market concentrations; and other risks discussed in Skyline’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC. Skyline undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Additional Information for Shareholders

In connection with Skyline’s special meeting of shareholders scheduled for May 29, 2018, Skyline has filed with the SEC and furnished to Skyline’s shareholders a definitive proxy statement dated April 25, 2018. The proxy statement contains important information about the Exchange-related matters to be voted on by Skyline’s shareholders at the special meeting (the “Company Shareholder Approval Matters”). SKYLINE’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT

NEWS RELEASE

Skyline Corporation

2520 By-Pass Road

P.O. Box 743

Elkhart, Indiana 46515-0743

(574) 294-6521

Subject: DIVIDEND DECLARATION	Approved by: JON S. PILARSKI

DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED EXCHANGE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY SHAREHOLDER APPROVAL MATTERS AND THE PROPOSED EXCHANGE. Skyline’s shareholders can obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Skyline’s shareholders also can obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Skyline Corporation, 2520 By-Pass Road, P.O. Box 743, Elkhart, Indiana 46514, Attention: Corporate Secretary, or by calling (574) 294-6521, or from Skyline’s website at www.skylinecorp.com under the tab “Investors – SEC Filings.” The information available through Skyline’s website is not and shall not be deemed part of this Current Report on Form 8-K or incorporated by reference into other filings Skyline makes with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

This communication is not a solicitation of proxies in connection with the proposed Exchange. However, Skyline and its directors and officers may be deemed to be participants in the solicitation of proxies from Skyline’s shareholders with respect to the special meeting of shareholders that will be held to consider the Company Shareholder Approval Matters in connection with the Exchange. Information concerning the ownership of Skyline securities by Skyline’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5 and additional information about Skyline’s directors and executive officers and their ownership of Skyline’s common stock is set forth in Skyline’s definitive proxy statement dated April 25, 2018 in connection with the special meeting. Shareholders may obtain additional information regarding the interests of Skyline and its directors and executive officers in the proposed Exchange, which may be different than those of Skyline’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed Exchange, as filed with the SEC. These documents can be obtained free of charge from the sources indicated above.